UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 31, 2005

Peninsula Gaming, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-88829	20-0800583
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

400 E. Third Street, P.O. Box 1750, Dubuque, Iowa	52004
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 563-690-2100

Not Applicable
(Former name or former address, if changed since last report.)

Diamond Jo, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-88829	42-1483875
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

400 E. Third Street, P.O. Box 1750, Dubuque, Iowa	52004
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 563-690-2100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Amendment to DRA Operating Agreement

         On May 31, 2005, Peninsula Gaming, LLC ("PGL"), Diamond Jo, LLC (formerly known as Peninsula Gaming Company, LLC, "DJL") and Dubuque Racing Association, Ltd. (the "DRA") entered into an Eleventh Amendment to Operating Agreement (as amended, the "Operating Agreement") providing, among other things, that, subject to certain conditions and limitations set forth therein, the DRA may operate up to 1,000 gaming devices and  20 non-video table games and DJL may operate the Diamond Jo riverboat casino (the "Diamond Jo") as a barge.  The Operating Agreement was also amended to extend its term to December 31, 2018.

         Under the Operating Agreement, so long as DJL continues to operate its current vessel at its current location as an excursion boat or as a permanently moored vessel, and not as a barge, (i) DJL may increase the number of its gaming devices to 850, and the DRA may increase the number of its gaming devices to 1,050, (ii) prior to December 31, 2008, DJL has agreed not to decrease the number or quality of gambling game positions or make other material changes in its operations that have the purpose or effect of decreasing adjusted gross receipts below the level that DJL would have otherwise achieved, and (iii) DJL has agreed to continue to pay the DRA a $0.50 patron admission fee at its casino through December 31, 2008. From the date that the DRA commences operation of table games (which must commence not later than June 1, 2006) and continuing until December 31, 2008, the DRA has agreed to pay DJL $0.33 for each $1.00 of reduction in DJL's adjusted gross receipts.

         If DJL commences operation as a barge, subject to certain terms and conditions, (i) both DJL and the DRA are authorized to increase the number of gaming devices to 1,500, provided, that if DRA's facility is at less than 1,500 gaming positions, DJL's barge shall not exceed the total number of gaming positions at the DRA's facility by more than 2%, (ii) the DRA is entitled to receive 4.5% of DJL's adjusted gross receipts and (iii) DJL would no longer be obligated to pay the DRA the $0.50 patron admission fee at its casino.

         The DRA has agreed to reimburse DJL for amounts paid to the City of Dubuque under that certain lease between DJL and the City of Dubuque entered into in conjunction with the amendment to the Operating Agreement in an amount not to exceed $500,000 per year if DJL commences operations as a barge and $250,000 per year otherwise.  DJL and the DRA have also agreed to enter into a joint campaign effort related to the 2010 county referendum to re-authorize gambling games in Dubuque County, pursuant to which DJL has agreed to commit between $250,000 and $400,000 (which amount shall be prefunded in equal annual installments prior to the referenda).  Additionally, DJL was granted a right of first refusal in the event of a sale of the DRA's facility equivalent to the right of first refusal granted to the DRA under the Ninth Amendment to the Operating Agreement.

         The DRA, a not-for-profit corporation, operates a pari-mutuel greyhound racing facility in Dubuque, Iowa and serves as DJL's "qualified sponsoring organization" under Iowa gaming laws.

Lease with the City of Dubuque

         On June 1, 2005, DJL entered into a Lease Agreement (the "Lease") with the City of Dubuque, Iowa, which expires on December 31, 2018.  Under the terms of the Lease, (i) DJL has agreed to lease a parcel of real property located in Dubuque, Iowa to be used primarily for concerts, food service, and other entertainment related activities, (ii) DJL was granted authority to construct a two-story barge adjacent to DJL's currently leased docking facility in the Ice Harbor, and (iii) DJL was granted non-exclusive rights to park in certain parking lots owned by the City of Dubuque (which formerly DJL was granted access pursuant to the Revised Ice Harbor Parking Agreement for Ice Harbor Urban Renewal District, dated May 23, 2000, by and among The City of Dubuque, the DRA, DJL and certain other parties named therein (the "Ice Harbor Parking Agreement")) in return for (x) rent payments of $25,000 a year, which rent payments are subject to adjustment in the sixth year of the Lease and thereafter based on the Consumer Price Index for All Urban Consumers- U.S. City Average (the "COL Index") at such time and (y) parking privilege payments of $225,000 a year beginning on January 1, 2009, which payments are subject to adjustment in the year 2010 and thereafter based on the COL Index at such time. In the event DJL expands its facilities as provided for in the Operating Agreement, DJL will be required to make parking privilege payments of $475,000 a year beginning on the first day of operation of such facilities and thereafter, on an adjusted basis based on the COL Index. Under the Lease, the rights of DJL under the Ice Harbor Parking Agreement were terminated.  The Lease also provides that DJL will transfer to the City of Dubuque up to one acre of property for the construction by the City of Dubuque of a parking garage in exchange for an equal amount of property owned by the City of Dubuque; provided, however, DJL shall be under no obligation to effect such transfer in the event that certain property of the City of Dubuque is sold to a third party.  The Lease also provides that, under certain circumstances, DJL is obligated to pay a portion of the cost of construction of a parking facility/ramp proposed to be located in the Ice Harbor, which costs are reimburseable by the DRA under the Operating Agreement as described above.

         The effectiveness of the terms of the Lease is subject to the prior approval of the City Council of the City of Dubuque, Iowa.

Sublease with the DRA

         On June 1, 2005, DJL also entered into an Extension of Sublease Agreement (the "Sublease") with the DRA to extend the term of its sublease to December 31, 2018.  Pursuant to the terms of the Sublease, DJL leases certain real property from the DRA located in Dubuque, Iowa, which the DRA in turn leases from the City of Dubuque.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peninsula Gaming, LLC By: /s/ M. Brent Stevens Name: M. Brent Stevens Title: Chief Executive Officer

Diamond Jo, LLC By: /s/ M. Brent Stevens Name: M. Brent Stevens Title: Chief Executive Officer

Dated: June 6, 2005